UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

January 18, 2005

Nissan Auto Leasing LLC II
(Originator of the Note Issuer and Transferor of the SUBI Certificate to the Note Issuer)
(Exact name of registrant as specified in its charter)

Nissan-Infiniti LT
(Issuer with respect to the SUBI Certificate)
(Exact name of registrant as specified in its charter)

NILT Trust
(Transferor of the SUBI Certificate to Nissan Auto Leasing LLC II)
(Exact name of registrant as specified in its charter)

Nissan Auto Lease Trust 2004-A
(Issuer with respect to the Notes)
(Exact name of registrant as specified in its charter)

Delaware	333-106763 333-106763-01 333-106763-02 333-118256	95-4885574 33-6226449 52-6935346 51-6557795
(State or other Jurisdiction of incorporation)	(Commission Registration Number)	(I.R.S. Employer Identification Number)

990 WEST 190TH STREET
TORRANCE, CALIFORNIA 90502

___________________________________

(Address of principal executive office)

Registrant's telephone number, including area code: (310) 719-8509

Item 5. Other Events.

Pursuant to Section 8.09(b) of the 2004-A Servicing Supplement, dated as of October 28, 2004 (the "Agreement"), by and among Nissan-Infiniti LT, as titling trust, NILT Trust, as UTI beneficiary, and Nissan Motor Acceptance Corporation, as servicer (the "Servicer"), the Servicer has delivered to the Trustee (as defined in the Agreement), a Settlement Statement (as defined in the Agreement). The Settlement Statement is attached hereto as Exhibit 20.1.

Item 7(c).	Financial Statements, Pro Forma Financial Information and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Exhibits
The exhibit number corresponds with Item 601(a) of Regulation S-K.
Exhibit No.	Description
20.1	Settlement Statement for the month ended December 31, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

NISSAN AUTO LEASING LLC II

By:	___/s/___Joji Tagawa_________
Joji Tagawa Treasurer
NISSAN AUTO LEASE TRUST 2004-A
By:	Nissan Auto Leasing LLC II, solely as originator of Nissan Auto Lease Trust 2004-A
	By:	___/s/___Joji Tagawa____
Joji Tagawa Treasurer
NILT TRUST
By:	Nissan Motor Acceptance Corporation, solely as grantor and beneficiary

	By:	___/s/___Joji Tagawa_____
Joji Tagawa Treasurer
NISSAN-INFINITI LT
By:	Nissan Motor Acceptance Corporation, solely as originator of Nissan-Infiniti LT

By:	___/s/_Joji Tagawa_________
Joji Tagawa Treasurer

January 21, 2005

EXHIBIT INDEX

Exhibit No.	Description	Sequentially Numbered Page
20.1	Settlement Statement for the month ended December 31, 2004	5

Exhibit 20.1

NISSAN AUTO LEASE TRUST 2004-A

Settlement Statement

for the month ended December 31, 2004

NALT 2004-A
Collection Period Start		01-Dec-04	Distribution Date	18-Jan-05
Collection Period End		31-Dec-04	30/360 Days	30
Beg. of Interest Period		15-Dec-04	Actual/360 Days	34
End of Interest Period		18-Jan-05

SUMMARY
	Coupon Rate	Initial Balance	Beginning Balance	Ending Balance	Pool Factor
Total Portfolio		1,680,098,819.60	1,592,319,596.60	1,560,235,442.37	0.9286569
Total Securities		1,680,098,819.60	1,592,319,596.60	1,560,235,442.37	0.9286569
Class A-1 Notes	2.105630%	265,000,000.00	177,220,777.00	145,136,622.77	0.5476854
Class A-2 Notes	2.550000%	260,000,000.00	260,000,000.00	260,000,000.00	1.0000000
Class A-3 Notes	2.900000%	357,000,000.00	357,000,000.00	357,000,000.00	1.0000000
Class A-4a Notes	2.472500%	488,000,000.00	488,000,000.00	488,000,000.00	1.0000000
Class A-4b Notes	3.180000%	100,000,000.00	100,000,000.00	100,000,000.00	1.0000000
Certificates	0.000000%	210,098,819.60	210,098,819.60	210,098,819.60	1.0000000

	Principal Payment Due	Interest Payment	Principal per $1000 Face Amount	Interest per $1000 Face Amount
Class A-1 Notes	32,084,154.23	352,430.20	121.0722801	1.3299253
Class A-2 Notes	0.00	552,500.00	0.0000000	2.1250000
Class A-3 Notes	0.00	862,750.00	0.0000000	2.4166667
Class A-4a Notes	0.00	1,139,547.78	0.0000000	2.3351389
Class A-4b	0.00	265,000.00	0.0000000	2.6500000
Certificates	0.00	0.00	0.0000000	0.0000000
Total Securities	32,084,154.23	3,172,227.98

I. COLLECTIONS

Lease Payments: ( Lease SUBI)
Monthly Principal							20,950,874.86
Monthly Interest							6,223,055.23
Total Monthly Payments							27,173,930.09

Interest Rate Cap Payments							0.00

Advances:
Aggregate Monthly Payment Advances							1,413,465.89
Aggregate Sales Proceeds Advance							1,281,886.52
Total Advances							2,695,352.41

Vehicle Disposition Proceeds:
Reallocation Payments							1,417,596.93
Repurchase Payments							47,644.43
Net Auction Proceeds							0.00
Recoveries							0.00
Net Liquidation Proceeds							7,577,489.95
Excess Wear and Tear and Excess Mileage							3,112.46
Remaining Payoffs							0.00
Net Insurance Proceeds							819,710.81
Residual Value Surplus							1,867.19
Total Collections							39,736,704.27

II. COLLATERAL POOL BALANCE DATA
			Number	Book Amount	Discount Rate	Securitization Value
Pool Balance - Beginning of Period			69,944	1,627,039,640.56	4.50000%	1,592,319,596.60
Total Depreciation Received			-	(20,857,605.02)		(21,059,148.93)
Principal Amount of Gross Losses			(89)	(2,288,552.58)		(2,346,549.09)
Repurchase / Reallocation			(2)	(46,229.29)		(47,644.43)
Early Terminations			(10)	(211,734.26)		(203,205.98)
Scheduled Terminations			(350)	(8,408,921.28)		(8,427,605.80)
Pool Balance - End of Period			69,493	1,595,226,598.13	4.50000%	1,560,235,442.37

III. DISTRIBUTIONS

Total Collections							39,736,704.27
Reserve Amounts Available for Distribution							0.00
Total Available for Distribution							39,736,704.27

1. Amounts due Indenture Trustee as Compensation or Indemnity							0.00
2. Reimbursement of Payment Advance							1,352,766.10
3. Reimbursement of Sales Proceeds Advance							539,173.02
4. Servicing Fee:
Servicing Fee Due							1,326,933.00
Servicing Fee Paid							1,326,933.00
Servicing Fee Shortfall							0.00
Total Trustee, Advances and Servicing Fee Paid							3,218,872.12

5. Interest:
Class A-1 Notes Monthly Interest
Class A-1 Notes Interest Carryover Shortfall							0.00
Class A-1 Notes Interest on Interest Carryover Shortfall							0.00
Class A-1 Notes Monthly Available Interest Distribution Amount							352,430.20

Class A-1 Notes Monthly Interest Paid							352,430.20
Chg in Class A-1 Notes Int. Carryover Shortfall							0.00

Class A-2 Notes Monthly Interest
Class A-2 Notes Interest Carryover Shortfall							0.00
Class A-2 Notes Interest on Interest Carryover Shortfall							0.00
Class A-2 Notes Monthly Available Interest Distribution Amount							552,500.00

Class A-2 Notes Monthly Interest Paid							552,500.00
Chg in Class A-2 Notes Int. Carryover Shortfall							0.00

Class A-3 Notes Monthly Interest							0.00
Class A-3 Notes Interest Carryover Shortfall							0.00
Class A-3 Notes Interest on Interest Carryover Shortfall							0.00
Class A-3 Notes Monthly Available Interest Distribution Amount							862,750.00

Class A-3 Notes Monthly Interest Paid							862,750.00
Chg in Class A-3a Notes Int. Carryover Shortfall							0.00

Class A-4 Monthly Interest
Class A-4a Notes Interest Carryover Shortfall							0.00
Class A-4a Notes Interest on Interest Carryover Shortfall							1,139,547.78
Class A-4a Notes Monthly Available Interest Distribution Amount							0.00

Class A-4a Notes Monthly Interest Paid							1,139,547.78
Chg in Class A-4a Notes Int. Carryover Shortfall							0.00

Class A-4b Notes Interest Carryover Shortfall							0.00
Class A-4b Notes Interest on Interest Carryover Shortfall							0.00
Class A-4b Notes Monthly Available Interest Distribution Amount							265,000.00

Class A-4b Notes Monthly Interest Paid							265,000.00
Chg in Class A-4b Notes Int. Carryover Shortfall							0.00

Certificate Monthly Interest
Certificate Interest Carryover Shortfall							0.00
Certificate Interest on Interest Carryover Shortfall							0.00
Certificate Monthly Available Interest Distribution Amount							0.00

Certificate Monthly Interest Paid							0.00
Chg in Certificate Int. Carryover Shortfall							0.00
0.00
Total Note and Certificate Monthly Interest
Total Note and Certificate Monthly Interest Due							3,172,227.98
Total Note and Certificate Monthly Interest Paid							3,172,227.98
Total Note and Certificate Interest Carryover Shortfall							0.00
Chg in Total Note and Certificate Int. Carryover Shortfall							0.00

Total Available for Principal Distribution							33,345,604.17

6. Total Monthly Principal Paid on the Notes
Total Monthly Principal Paid on the Class A Notes							32,084,154.23

Total Class A Noteholders' Principal Carryover Shortfall							0.00
Total Class A Noteholders' Principal Distributable Amount							32,084,154.23
Chg in Total Class A Noteholders' Principal Carryover Shortfall							0.00

7. Total Monthly Principal Paid on the Certificates							0.00

Total Certificateholders' Principal Carryover Shortfall							0.00
Total Certificateholders' Principal Distributable Amount							0.00
Chg in Total Certificateholders' Principal Carryover Shortfall							0.00

Remaining Available Collections							1,261,449.94

IV. RESERVE ACCOUNT

Initial Reserve Account Amount							25,201,482.29
Required Reserve Account Amount							50,402,964.59
Beginning Reserve Account Balance							36,399,694.82
Reinvestment Income for the Period							119,789.91
Reserve Fund Available for Distribution							36,519,484.73
Reserve Fund Draw Amount							0.00
Deposit of Remaining Available Collections							1,261,449.94
Gross Reserve Account Balance							37,780,934.67
Remaining Available Collections Released to Seller							0.00
Ending Reserve Account Balance							37,780,934.67

V. POOL STATISTICS

Weighted Average Remaining Maturity							28.75
Monthly Prepayment Speed							24.000%
Lifetime Prepayment Speed							-55.000%

						$	units
Recoveries of Defaulted and Casualty Receivables						1,597,928.67
Securitization Value of Defaulted Receivables and Casualty Receivables						2,346,549.09	89
Aggregate Defaulted and Casualty Gain (Loss)						(748,620.42)
Pool Balance at Beginning of Collection Period						1,592,319,596.60
Net Loss Ratio						-0.0470%

Cumulative Net Losses for all Periods						0.0890%	1,495,207.18

Delinquent Receivables:						Amount	Number
31-60 Days Delinquent						16,826,582.88	706
61-90 Days Delinquent						2,993,798.17	117
91-120+ Days Delinquent						1,122,066.41	37
Total Delinquent Receivables:						20,942,447.46	860
60+ Days Delinquencies as Percentage of Receivables						0.26%

Aggregate Sales Performance of Auctioned Vehicles						$	units
Sales Proceeds						566,125.00	33
Securitization Value						691,419.53
Aggregate Residual Gain (Loss)						(125,294.53)

Cumulative Sales Performance of Auctioned Vehicles						$	units
Cumulative Sales Proceeds						1,616,939.00	91
Cumulative Securitization Value						2,033,952.20
Cumulative Residual Gain (Loss)						(417,013.20)

VI. Reconciliation of Advances

Beginning Balance of Residual Advance							1,000,644.98
Reimbursement of Outstanding Advance							539,173.02
Additional Advances for current period							1,281,886.52
Ending Balance of Residual Advance							1,743,358.48

Beginning Balance of Payment Advance							3,260,479.91
Reimbursement of Outstanding Payment Advance							1,352,766.10
Additional Payment Advances for current period							1,413,465.89
Ending Balance of Payment Advance							3,321,179.70